SEVENTH AMENDMENT TO EMPLOYMENT AND
                          NON-COMPETITION AND AGREEMENT



      This Seventh Amendment is made on the 28th day of February 2005, by and between GEORGE R. JENSEN, JR. ("Jensen"), and USA TECHNOLOGIES, INC., a Pennsylvania corporation ("USA").

                                   Background

      USA and Jensen entered into an Employment And Non-Competition Agreement dated November 20, 1997, a First Amendment thereto dated June 17, 1999, a Second Amendment thereto dated February 22, 2000, a Third Amendment thereto dated January 16, 2002, a Fourth Amendment thereto dated April 15, 2002, a Fifth Amendment thereto dated July 16, 2003, and a Sixth Amendment thereto dated February 4, 2004 (collectively, the "Agreement"). As more fully set forth herein, the parties desire to amend the Agreement in certain respects.

                                    Agreement

      NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

      1. Amendment. The date "June 30, 2005" appearing in the first and second sentences of subparagraph (a) of Section 1. Employment. of the Agreement is hereby deleted and the date "June 30, 2007" is hereby substituted in its place.

      2. Modification. Except as otherwise specifically set forth in Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.

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      3. Capitalized Terms. Except as specifically provided otherwise herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

      4. Effective Time. The amendment to the Agreement made in Paragraph 1 hereof shall be effective from and after February 3, 2005.

      IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment on the day and year first above written.







                                         /S/ George R. Jensen, Jr.
                                         --------------------------------
                                         GEORGE R. JENSEN, JR.


                                         USA TECHNOLOGIES, INC.



                                         By: /S/ Stephen P. Herbert
                                             ----------------------
                                             Stephen P. Herbert,
                                             President